Amortization Expense Expected to be Incurred in Subsequent Years (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Goodwill And Intangible Assets Disclosure [Abstract]
2013	$ 104
2014	104
2015	104
2016	104
2017	104
Thereafter	319
Finite-Lived Intangible Assets, Net, Total	$ 839